Exhibit 10.1


                             AMENDMENT NUMBER ELEVEN
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


         This AMENDMENT NUMBER ELEVEN TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 29, 2009, is entered into among DECKERS OUTDOOR CORPORATION, a Delaware corporation ("Deckers"), TSUBO, LLC, a Delaware limited liability company ("Tsubo" and collectively with Deckers, "Borrower"), and COMERICA BANK ("Bank"), with reference to the following facts:

         A. Deckers and UGG Holdings, Inc., a California corporation ("UGG"), on the one hand, as co-borrowers, and Bank, on the other hand, previously entered into that certain Amended and Restated Credit Agreement, dated as of November 25, 2002, as amended from time to time (as so amended, the "Agreement");

         B. UGG has duly merged with and into Deckers and Deckers is the surviving entity;

         C. On or about May 5, 2008, Deckers, purchased all of the ownership interests in Tsubo, LLC, a Delaware limited liability company ("TSUBO"), and in connection with such acquisition, Deckers, Tsubo and Bank entered into that certain Joinder Agreement dated June 30, 2008, pursuant to which TSUBO became a Borrower under the Agreement; and

         C. Borrower and Bank desire to amend and waive certain provisions of the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

         1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

         2.    Amendment to Section 1.1.

               (a) The definition of "Letter of Credit Sublimit" is hereby amended to read as follows:

                      "Letter  of  Credit  Sublimit"   means  Two  Million  Five
               Hundred Thousand Dollars ($2,500,000) with respect to standby Letters of Credit and Ten Million Dollars ($10,000,000) with respect to commercial Letters of Credit.

         3. Amendment to Section 7.5. Section 7.5 is hereby amended to read as follows:

                      7.5    Leases


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                      Create,  incur,  assume or suffer to exist,  or permit any
               Subsidiary (other than the Excluded Subsidiaries) to create, incur, assume or suffer to exist, any obligation as a lessee for the rental or hire of any real or personal property, other than
               (i) leases that have been or should be capitalized in accordance with GAAP, and (ii) leases (other than Capital Leases) that do
               not  in  the   aggregate   require  payments   (including  taxes,
               insurance, maintenance, and similar expenses which any Borrower or any Subsidiary (other than the Excluded Subsidiaries) is required to pay under the terms of any lease) in excess of Twenty Million Dollars ($20,000,000) on a consolidated basis for
               Borrowers  and   the   Subsidiaries   (other  than  the  Excluded
               Subsidiaries) in any fiscal year of Borrowers."

         4. Amendment of Section 7.12. Section 7.12 is hereby amended to read as follows:

                      "7.12  Capital Expenditures

               "Make,   or  permit  any  Subsidiary  (other  than  the  Excluded
               Subsidiaries) to make, any Capital Expenditures, or any commitments therefor, in excess of Twenty Five Million Dollars ($25,000,000) in the aggregate, on a consolidated basis, in fiscal year 2009 and Fifteen Million Dollars ($15,000,000) in any fiscal year thereafter."

         5. Amendment of Section 7.15(b). Section 7.15(b ) is hereby amended such that Parent shall not to have a Consolidated Net Loss for the fiscal quarter ending June 30, 2009, of greater than Three Million Dollars ($3,000,000).

         6. Representations and Warranties. In order to induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank that:

               (a) After giving effect to this Amendment, no Event of Default or Unmatured Event of Default is continuing;

               (b) All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

               (c) This Amendment has been duly executed and delivered by Borrower, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

         7.    Conditions  Precedent   to   Effectiveness  of   Amendment.   The
effectiveness   of  this  Amendment  is  subject  to  and  contingent  upon  the fulfillment of each and every one of the following conditions:

               (a) Bank shall have received this Amendment, duly executed by Borrower and Bank;

               (b) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred and be continuing; and


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               (c)    All  of  the  representations  and  warranties  set  forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing
Date).

         8. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         9. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

         10. Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.



                               [signatures follow]


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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.



                                         DECKERS OUTDOOR CORPORATION,
                                         a Delaware corporation


                                         By: /s/ Zohar Ziv
                                             -----------------------------------
                                         Name:   Zohar Ziv
                                         Title:  Chief Operating Officer


                                         TSUBO, LLC,
                                         a Delaware limited liability company

                                         By its Managing Member:

                                         DECKER OUTDOOR CORPORATION,
                                         a Delaware corporation


                                         By: /s/ Zohar Ziv
                                             -----------------------------------
                                         Name:   Zohar Ziv
                                         Title:  Chief Operating Officer



                                         COMERICA BANK


                                         By: /s/ Geoffrey Matthews
                                             -----------------------------------
                                         Name:   Geoffrey Matthews
                                         Title:  Vice President


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